SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
----------------------


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 15, 1995
                                                ------------------
                        ARVIN INDUSTRIES, INC.
------------------------------------------------------------------
           (Exact name of registrant as specified in charter)



Indiana                     1-302                       35-0550190
------------------------------------------------------------------
(State of other     (Commission file number)       (IRS employer
jurisdiction of                                identification no.)
 incorporation)

One Noblitt Plaza, Box 3000, Columbus, Indiana--------47202-3000
------------------------------------------------------------------
(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (812)379-3000
                                                  ----------------

Item 5.  Other Events

On November 15, 1995, Arvin Industries, Inc. announced that it had changed the presentation of its unaudited financial statements for the three and nine months ended October 1, 1995 to reflect, as an unconsolidated subsidiary, the results of Arvin Sango Inc., a 50 percent owned subsidiary, which had been previously consolidated by the Company for the period beginning January 2, 1995.

For additional information, see the Registrant's press release dated November 15, 1995, which is attached hereto as
Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

  (c) Exhibits

(99) Press Release issued November 15, 1995 announcing the change in financial statement presentation of interim results for a previously consolidated 50 percent owned subsidiary.


Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                ARVIN INDUSTRIES, INC.


                  by:  /s/    William M. Lowe, Jr.
                       ___________________________
                       William M. Lowe, Jr.
                       Controller & Chief Accounting Officer